FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
         Date of Report (Date of earliest event reported): March 4, 2008

                        PINPOINT RECOVERY SOLUTIONS CORP.
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             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                    333-146970                  20-8251217
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(State or other jurisdiction        (Commission                 (IRS Employer
     of Incorporation)              File Number)             Identification No.)

4300 W. Cypress Street, Suite 370, Tampa, Florida                       33607
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     (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (813) 879-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03. Amendment to Articles of Incorporation or By-Laws; Change in Fiscal
Year.

      In connection with registering shares of the common stock of Pinpoint Recovery Solutions Corp. ("we" or "us") and shares of common stock underlying our purchase warrants on behalf of certain of our selling security holders, on October 26, 2007, we filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form SB-2 (File No. 333-146970), as amended by Amendment No. 1 on Form SB-2/A and Amendment No. 2 on Form S-1/A filed with the Commission on January 23, 2008 and February 8, 2008, respectively. (As so amended, the "Registration Statement").

      Although for our tax, corporate governance, internal operations and all other business purposes our fiscal year ends on December 31 of each year, the Registration Statement includes our audited balance sheet at and as of March 31, 2007, and related statements of operations, stockholders' deficiency and cash flows for the period from December 4, 2006 (our date of inception) through March 31, 2007.

      This Current Report on Form 8-K is being filed to report that for the sake of consistency with the fiscal-year end we use for all other business purposes, effective immediately our fiscal-year end for reporting purposes with the Commission shall also be December 31. Accordingly, unless otherwise required by applicable law, rule or regulation, hereafter the Company's audited annual balance sheets and related other financial statements to be included in our annual reports (and any other filings that may require the same) shall be at and as of, and for the years ending, December 31.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Date: March 6, 2008

                                             PINPOINT RECOVERY SOLUTIONS CORP.


                                             By:  /s/ Jon D. Leslie
                                                  ------------------------------
                                                  Name:  Jon D. Leslie
                                                  Title: Chief Financial Officer